EXHIBIT 24

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of The Sports Authority, Inc. constitutes and appoints Richard J. Lynch, Jr. and Frank W. Bubb, III, or any one of them, as his or her attorneys-in-fact and agents, in his or her name to sign the Registration Statement on Form S-8 to be filed with respect to the offering of Common Stock of The Sports Authority, Inc. under its 1996 Stock Option and Restricted Stock Plan and to sign any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated on May 30, 1996.




/s/  JACK A. SMITH                              /s/    CAROL A. FARMER
- --------------------------------                -------------------------------
     Jack A. Smith                                     Carol A. Farmer

/s/   RICHARD J. LYNCH, JR.                     /s/    W. MITT ROMNEY
- --------------------------------                -------------------------------
      Richard J. Lynch, Jr.                            W. Mitt Romney

/s/   NICHOLAS A. BUONICONTI                    /s/  HAROLD TOPPEL
- --------------------------------                -------------------------------
      Nicholas A. Buoniconti                         Harold Toppel

/s/    STEVE DOUGHERTY
- --------------------------------
       Steve Dougherty


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